UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIERST EVENT REPORTED:

MAY 18, 2004 (MAY 17, 2004)

ANALYTICAL SURVEYS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

COLORADO	84-0846389
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

11900 CROWNPOINT DRIVE, SAN ANTONIO, TEXAS 78233

(Address of principal executive offices)

(210) 657-1500

(Registrant’s telephone number, including area code)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT: NOT APPLICABLE)

Item 5. Other Events and Required FD Disclosure

On May 17, 2004, Analytical Surveys, Inc. (the “Company”) issued a press release announcing that it will restate its financial results for the fiscal years ended September 30, 2002 and 2003, and its first fiscal quarter ended December 31, 2003. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release dated May 17, 2004, issued by the Company.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Analytical Surveys, Inc.
(Registrant)

Date: May 18, 2004	/s/ Lori A. Jones
Lori A. Jones
Chief Financial Officer